UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 15, 2025

Gulf Resources, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-20936	13-3637458
(Commission File Number)	(IRS Employer Identification No.)

Level 11, Vegetable Building, Industrial Park of the East City

Shouguang City, Shandong Province 262700

The People’s Republic of China

_______________________________________________________________

(Address of principal executive offices and zip code)

+86 (536) 567-0008

_______________________________________________________________

(Registrant's telephone number including area code)

_______________________________________________________________

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	GURE	The Nasdaq Stock Market LLC

Item 8.01 Other Events.

On December 10, 2025, Shouguang City Haoyuan Chemical Company Limited (the “Seller”), a company incorporated in the PRC and an indirect wholly owned subsidiary of Gulf Resources, Inc. (the “Company”), entered into an equity transfer agreement (the “SPA”) with Shandong Rongyuan Pharmaceutical Co., Ltd. (the “Purchaser”) and Shouguang Yuxin Chemical Industry Co., Limited (the “Target Company”).

Pursuant to the SPA, the Seller agreed to sell, and the Purchaser agreed to purchase, 100% of the equity interests in the Target Company for an aggregate consideration of RMB 21.2 million (payable in instalments through 2028), subject to the terms and conditions set forth in the SPA (“Sale”). The Company’s board of directors (“Board”) reviewed the terms of the SPA, including the consideration, conditions and payment arrangements. The Board affirmed the Seller’s entry into the SPA and affirmed that the SPA and the transaction thereunder are fair to, and in the best interests of, the Company and its shareholders as a whole.

Due to the prolonged suspension of operations at the Yuxin Chemical facility, which has adversely affected the Company’s performance, the Board believes that, following the Sale, it will no longer retain any burdens associated with such facility and will be able to focus resources on its other more profitable business segments.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, a form of which is filed herein as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Statements contained herein relating to the Company or its management’s intentions, hopes, beliefs, expectations or predictions of the future, constitute forward looking statements. Such forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on April 11, 2025, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed with the SEC on November 19, 2025, and in the Company’s other filings and submissions with the SEC. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

Exhibits

The following exhibit are filed herewith:

Exhibit No.	Exhibit Description
10.1	English translation of the form of equity transfer agreement by and between Shouguang City Haoyuan Chemical Company Limited, Shandong Rongyuan Pharmaceutical Co., Ltd. and Shouguang Yuxin Chemical Industry Co., Limited dated December 10, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Min Li
Name:	Min Li
Title:	Chief Financial Officer

December 15, 2025